UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-130483

(Commission File Number)

51-0484716

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2939

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors

On February 15, 2008, Kevin Kruse resigned from the Board of Directors of TransDigm Group Incorporated. On February 19, 2008, Kewsong Lee resigned from the Board. This is consistent with their previously stated intentions as disclosed in TransDigm Group’s proxy statement in connection with its annual meeting. Because TransDigm Group is no longer a controlled company, in accordance with the New York Stock Exchange listing standards, it is required to have a majority of independent directors by May 2008. Mr. Lee and Mr. Kruse, both of whom are affiliated with Warburg Pincus & Co., resigned in light of the NYSE independence requirement and because of Warburg Pincus & Co.’s reduced ownership in TransDigm Group.

Following the resignations, a majority of the directors of TransDigm Group are independent directors in accordance with the New York Stock Exchange listing standards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Gregory Rufus, Executive Vice President and Chief Financial Officer

Date: February 19, 2008